Exhibit 8.1

LIST OF SUBSIDIARIES

NTT DoCoMo, Inc.

Name	Country of Incorporation

DOCOMO Business Net, inc.	Japan
DOCOMO Engineering Chugoku, Inc.	Japan
DOCOMO Engineering Hokkaido Inc.	Japan
DOCOMO Engineering Hokuriku Inc.	Japan
DOCOMO Engineering Inc.	Japan
DOCOMO Engineering Kansai, Inc.	Japan
DOCOMO Engineering Kyushu Inc.	Japan
DOCOMO Engineering Shikoku Inc.	Japan
DOCOMO Engineering Tohoku Inc.	Japan
DOCOMO Engineering Tokai Inc.	Japan
DOCOMO i Kyushu Inc.	Japan
DOCOMO Mobile Chugoku, Inc.	Japan
DOCOMO Mobile Inc.	Japan
DOCOMO Mobile Tokai Inc.	Japan
DOCOMO Mobilemedia Kansai, Inc.	Japan
DOCOMO Service Chugoku Inc.	Japan
DOCOMO Service Hokkaido Inc.	Japan
DOCOMO Service Hokuriku Inc.	Japan
DOCOMO Service Inc.	Japan
DOCOMO Service Kansai Inc.	Japan
DOCOMO Service Kyushu Inc.	Japan
DOCOMO Service Shikoku Inc.	Japan
DOCOMO Service Tohoku Inc.	Japan
DOCOMO Service Tokai Inc.	Japan
DOCOMO Support Inc.	Japan
DOCOMO Systems, Inc.	Japan
DOCOMO Technology, Inc.	Japan
Business Expert Inc.	Japan
Business Expert Tokai, Inc.	Japan
Business Expert Kansai, Inc.	Japan
Business Expert Kyushu, Inc.	Japan
D2 Communications Inc.	Japan
DOCOMO Capital, Inc.	United States of America
DOCOMO China Co., Ltd.	China
DOCOMO.com, Inc.	Japan
DOCOMO Communications Laboratories Europe GmbH	Germany
DOCOMO Communications Laboratories USA, Inc.	United States of America
DOCOMO Beijing Communications Laboratories Co., ltd.	China
DOCOMO Europe Limited	United Kingdom
DOCOMO i-mode Europe B.V.	The Netherlands
DOCOMO interTouch Pte. Ltd.	Singapore
DOCOMO PACIFIC, INC.	United States of America
Double Square Inc.	Japan
DOCOMO ▪ Tametan, Inc.	Japan
DPC Inc.	Japan
Dynastep, inc.	Japan

Name	Country of Incorporation

e Engineering Inc.	Japan
e Engineering Tokai, Inc.	Japan
e Engineering Kansai, Inc.	Japan
e Engineering Kyushu Inc.	Japan
Mobile Innovation Co., Ltd.	Japan
Multimedia Broadcasting, Inc.	Japan
NIPPON DATA COM Co., Ltd.	Japan
NTT DOCOMO USA, Inc.	United States of America
SEIBU DENSAN Co., Ltd.	Japan

And 60 other subsidiaries
As of March 31, 2009